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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                          Date of Report: September 5, 2000



                             REDWOOD EMPIRE BANCORP
            (Exact number of Registrant as specified in its charter)



       California                     File No. 0-19231           68-016636
 (State or other jurisdiction of  (Commission File Number)     (IRS Employer)
  Incorporated or organization)                              Identification No.)



   111 Santa Rosa Avenue, Santa Rosa, California                95404-4905
      (Address of principal executive offices)                  (Zip Code)



       Registrant's telephone number, including area code: (707) 573-4800





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Item 5.  Other Events

Press release on the following article:

1.   Redwood Empire Bancorp announces completion of its 10% share repurchase.







                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



             9-5-00
Date:  ___________________            REDWOOD EMPIRE BANCORP
                                           (Registrant)


                                      /s/ James E. Beckwith
                                 By:
                                      James E. Beckwith
                                      Executive Vice President and
                                      Chief Operating Officer

                                      FOR:           REDWOOD EMPIRE BANCORP


                                      APPROVED BY:   James E. Beckwith
                                                     Chief Operating Officer
                                                     (707) 522-5215


For Immediate Release



               REDWOOD EMPIRE BANCORP ANNOUNCES COMPLETION OF ITS
                              10% SHARE REPURCHASE


SANTA ROSA, Calif. (September 5, 2000) -- Redwood Empire Bancorp (NASDAQ: REBC) today announced that it has completed its 10% share repurchase announced on May 16, 2000. Under this repurchase, the Company bought a total of approximately 316,000 shares at an average price of $20.32 per share. The Company's Board of Directors is currently evaluating whether to continue its share repurchase program.

     Redwood Empire Bancorp is the holding company for National Bank of the Redwoods, a commercial bank. The Company operates through branches in Sonoma, Mendocino and Lake Counties.

     The statements contained in this release, which are not historical facts, are forward-looking statements that are subject to risks and uncertainties. Actual results may differ materially from those set forth in or implied by forward-looking statements. These risks are described in the Company's Securities and Exchange Commission filings.



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